Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Peter T. Kissinger, the President and Chief Executive Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Peter T. Kissinger Peter T. Kissinger President and Chief Executive Officer Date: May 16, 2005

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

INDY 1550053v.2

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Michael R. Cox, Vice President, Finance and Chief Financial Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer Date: May 16, 2005